THE INSTITUTIONAL PROTOTYPE PLAN

                            A Fidelity Prototype Plan

                         STANDARDIZED ADOPTION AGREEMENT

                                Basic Plan No. 08




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                        THE INSTITUTIONAL PROTOTYPE PLAN

                         STANDARDIZED ADOPTION AGREEMENT


ARTICLE 1

1.01 PLAN INFORMATION

(a) Name of Plan:
This is the Millbrook Press 401(k) Plan (the "Plan").

(b) Type of Plan (check one):
         (X) 401(k) and profit sharing

         ( ) 401(k) only (not if Section 1.04(c) elected below)

         (Note: Employer contributions under Section 1.04(c) will be required for a top-heavy plan)

         ( ) discretionary employer contribution/profit sharing only (Section 1.04(c)(2) elected below and Section 1.04(a) not elected) fixed employer contribution/profit sharing only (Section 1.04(c)(1) elected below and Section 1.04(a) not elected)

         (Note:   Employers   that  are   governmental   units   or   tax-exempt
         organizations (other than rural cooperatives) are not permitted to maintain a 401(k) arrangement.

(c)      Name of Plan Administrator, if not the Employer:

         Address:
         Phone Number:
         The Plan Administrator is the agent for service of legal process for the Plan.

(d)      Name of Trustees:                  Donald A. D'Angelo
         Address:                           Millbrook Press
                                            2 Old New Milford Road
                                            Brookfield, CT 06804

         Phone Number:                      (203) 740-2220

(e) Limitation Year (check one):

         ( ) Calendar Year


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         (X) Plan Year

         ( ) Other:

(f)      Plan Number:                       001

(g)      Plan Year End:                     December 31

(h)      Plan Status (check one):

         (1)      ( ) Effective Date of new Plan:
         (2) (X) Effective Date of amendment of Adoption Agreement or conversion from another plan document: April 1, 1996
                  Original Effective Date of Plan: January 1, 1992

         The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable law.

1.02 EMPLOYER

(a)      The Employer is:                   Millbrook Press Inc.
         Address:                           2 Old New Milford Road
                                            Brookfield, CT 06804

         Contact Name:                      David Burke

         Phone Number:                      (203) 740-2220

         (1) Employer Identification Number:   06-1390025

         (2) Business form of Employer:

         (X) Corporation                    ( ) Governmental

         ( ) Sole proprietor or partnership     ( ) Tax-exempt organization

         ( ) Subchapter S Corporation

         (3) Employer's Fiscal Year End: July 31st

         (4) Date business commenced: November 1989

(b) The term "Employer" includes all Related Employers (as defined in Section 2.01(a)(26)), which may be listed below for purposes of reference:

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     ----------------------------

     ----------------------------

     ----------------------------

1.03 COVERAGE

(a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:

         (1)      Service Requirement (check one):

                  (i)    (X) no service requirement

                  (ii) ( ) ____ months (not less than I or more than 11) of service (no minimum number Hours of Service required)

                  (iii)  ( ) one year of service

         (2)      Age requirement (check one):

                  (i) ( ) no age requirement
                  (ii) (X) must have attained age 21 (not to exceed 21)

         (3) The class of Employees eligible to participate in the Plan (check one):

                  (i) (X) includes all Employees of the Employer.
                  (ii) ( ) includes all Employees of the Employer, except for (check each item that applies):

                  (A) ( ) Employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the Employer.

                  (B) ( ) Employees who are nonresident aliens (within the meaning of Code section 7701(b)(1)(B)) and who receive no earned income (within the meaning of section 911(d)(2)) from the employer which constitutes income

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                  from sources  within the United States  (within the meaning of section 861(a)(3)).

         (b)(1) All Employees who are in the service of the Employer on the Effective Date may become Participants (check one):

         (i)      ( ) on the Effective Date.
         (ii) (X) on the first Entry Date or, if earlier, the Effective Date on which the Employee satisfies the eligibility requirements set forth in Section 1.03(a).

         (2)      The Entry Date(s) in each year shall be (check one):

         (i) ( ) the first day of each Plan Year (not if more than six months of service or more than age 20 1/2 is selected in
                  (a)(1) or (a)(2) above, respectively, for eligibility to participate).

         (ii) (X) the first day of each Plan Year and the date six months later.

         (iii) ( ) the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

         (iv) ( ) the first day of each month of the Plan Year. (Note: the Plan Year must begin on the first day of a month for this option to be used.)

1.04 CONTRIBUTIONS

(a) (X) Deferral Contributions:

         (1) (X) Ongoing Contributions:

                  If checked above, the Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15% (no more than 15%) of Compensation for that period.

         (2) ( ) Catch-Up Contributions (optional, if 1.04(a) checked above):

                  If (a) is checked above, the Employer may allow Participants upon proper notice and approval to enter unto a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of their Compensation for one or more payroll periods in the final month of the Plan Year (but see note below).

         (3) ( ) Annual Bonus Contributions (optional, if 1.04(a) checked above):


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                  If (a) is checked above,  the Employer may allow  Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of their annual bonus. If the Employer pays bonuses more frequently than annually then the Employer may designate the last bonus paid in the Plan Year as the annual bonus for purposes of this Section.

         Note: For purposes of (2) and (3) above, such contributions may not cause a Participant's Deferral Contributions for the Plan Year to exceed his Compensation in Section 1.04(e) times the Plan's maximum allowable deferral percentage or the maximum dollar amount permitted under Section 402(g) of the Code. The Employer has the right to refuse to allow a Participant to make contributions described in (2) or (3) if they would adversely affect the Plan's ability to pass the Actual Deferral Percentage and/or the Actual Contribution Percentage test.

         (b) (X) Matching Contributions (optional if 1.04(a) checked above):

         If checked above, the Employer shall make a Matching Contribution on behalf of each Participant in accordance with Section 4.03, in an amount equal to (check one of (1) through (4)):

         (1)      ( ) 50% of each Participant's Deferral Contribution

         (2) ( ) 100% of each Participant's Deferral Contribution (not if Deferral Contribution formula exceeds 12 1/2% of compensation)

         (3)      ( ) ___% of each Participant's Deferral Contribution

         (4)      (X)  the  same  percentage  of  each  Participant's   Deferral
                  Contribution to be determined by the Employer on an annual basis

         ( ) (Optional) If so elected, the Matching Contribution shall be made only with respect to each Participant's Deferral Contribution not in excess of ___% of the Participant's Compensation, which is made on behalf of the Participant for the payroll period in question.

         ( ) (Optional) If so elected, the Matching Contribution for each Participant for each Plan Year shall be limited to $ .

         (c) Fixed or Discretionary Employer Contributions (Select either (1) or
         (2)):

         (1) ( ) Fixed Employer Contributions (Select either (A) or (B) in each of (i) and (ii)):

                  (i) Contribution Formula:

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                  (A)( ) Percentage Contribution:

                  For each Plan Year, the Employer will contribute for each eligible Participant an amount equal to ___% (not to exceed 15%) of such Participant's Compensation.

                  (B) ( ) Flat Dollar Contribution:

                  For each Plan Year, the Employer will contribute for each eligible Participant an amount equal to $______.

         (ii)     Allocation of Contribution Formula:

                  (A) ( ) Nonintegrated Formula:

                  Contributions will be allocated to each eligible Participant's account in the ratio that that Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year.

                  (B) ( ) Integrated Formula:

                  Contributions will be allocated to each eligible Participant's account in accordance with Section 4.06. Note: An Employer who maintains any other plan that provides for Social Security integration (permitted disparity) may not elect (I)(ii)(B).

         (2) (X)  Discretionary  Employer  Contributions  (Select  either (i) or
         (ii)):

                  If checked, the Employer may decide each Plan Year whether to make a Discretionary Employer Contribution on behalf of eligible Participants in accordance with Section 4.05. Such contributions may only be funded by the Employer after Plan Year End and shall be allocated to eligible Participants based upon the following:

         (i) (X) Nonintegrated Formula:

         In the ratio that each eligible Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year.

         (ii) ( ) Integrated Formula:

                  In accordance with Section 4.06.


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          Note:  An Employer who  maintains  any other plan   that  provides for
Social Security integration (permitted disparity) may not elect (2)(ii).

         (3) The Employer Contribution in Section 1.04(c)(1 ) or (2), if any, by the Employer for the Plan Year, shall be made for each Participant who is either employed by the Employer on the last day of the Plan Year or earns more than 500 Hours of Service during the Plan Year.

         (d) ( ) Qualified Discretionary Contributions (if applicable):

                  If checked above, the Employer may make Qualified Discretionary Contributions for Non-highly Compensated Employees under this Plan, for any Plan Year in which the Plan would otherwise fail the ADP test. Qualified Discretionary Contributions shall be allocated (check one):

         (1)( ) in the ratio which each Participant's Compensation for the Plan Year bears to the total Participant Compensation for the year.

         (2) ( ) in the ratio to which each Participant's Compensation not in excess of $_______ for the Plan Year bears to the total Compensation for the Plan Year of all such Participants not in excess of $_______.

                  (e)  (  )   (Optional)   Compensation   for   First   Year  of
                  Participation

                  For purposes of Section 4, Compensation for a Participant's first year of participation shall include only Compensation earned on and after the Entry Date on which the Participant first becomes eligible to participate in the Plan.

         (f) ( ) (Optional) Employee Contributions

         If checked above, Participants may make voluntary nondeductible Employee Contributions pursuant to Section 4.09 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.04(a) above. Matching
         Contributions by the Employer are not allowed on any voluntary nondeductible Employee Contributions. Withdrawals are limited to one per year unless employee contributions were allowed under a previous plan document which authorized more frequent withdrawals.

1.05 RETIREMENT AGE(S)

(a) The Normal Retirement Age under the Plan is (check one):

         (1) (X) age 65

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         (2) ( ) age _____ (specify between 55 and 64)

(b) ( ) (Optional) The Early Retirement Age is the first day of the month after the Participant attains age 55 (specify 55 or greater) and completes ____ years of service.

(c) (X)(Optional) A Participant is eligible for Disability Retirement if he/she:

(1) ( ) satisfies the requirements for benefits under the Employer's Long-term Disability Plan.

(2) (X) satisfies the requirements for Social Security disability benefits.

(3) ( ) is determined to be disabled by a physician approved by the Employer.


1.06 VESTING SCHEDULE

(a) In the event of  termination  of service prior to  retirement or death,  the
Participant's  vested  percentage  for  Matching   Contributions  and  Fixed  or
Discretionary Employer Contributions shall be:

         (1) (X) Top Heavy Vesting Schedule.

         The Employer must select a Top Heavy vesting schedule. The Employer may elect to have the selected Top Heavy schedule apply at all times or, if the Plan is not Top Heavy, may also selected a non-Top Heavy schedule in (2) below. However, if the Plan becomes Top Heavy in any Plan Year, the Top Heavy schedule will apply for that and all subsequent Plan Years.

         (i) ( ) 100% vested immediately.
         (ii) ( ) 100% vested after 3 (not more than 3) complete Years of Service for Vesting.
         (iii) (X) a vested percentage determined in accordance with the following schedule:


         Year of Service for Vesting                     Percentage
                 less than 2                                 0

                      2                                      20

                      3                                      40

                      4                                      60

                      5                                      80

                      6                                     100



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         (iv)  ( )  a  vested  percentage  determined  in  accordance  with  the following schedule:


         Years of Service for Vesting      Percentage      Must be At Least

                      0                                            0%

                      1                                            0%

                      2                                           20%

                      3                                           40%

                      4                                           60%

                      5                                           80%

                      6                                          100%



         (Each year of the schedule entered above must vest Participants at least as rapidly as each year under (iii) above).

         (2) ( ) Non-Top Heavy Vesting Schedule (optional, but only if Plan is not Top Heavy).

         If the Plan is not Top Heavy, the Employer may select a non-Top Heavy vesting schedule. However, if the Plan becomes Top Heavy in any Plan Year, the Top Heavy schedule selected in (1) above will apply for that and all subsequent Plan Years.

         (i) ( ) Five year cliff schedule:



         Years of Service for Vesting              Percentage

                      0                                0

                      1                                0

                      2                                0

                      3                                0

                      4                                0

                      5                               100


         (ii) ( ) Three to seven year schedule:


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         Years of Service for Vesting              Percentage

                      0                                 0

                      1                                 0

                      2                                 0

                      3                                20

                      4                                40

                      5                                60

                      6                                80

                      7                               100


         (iii) ( ) A vested percentage determined in accordance with the following schedule:


         Years of Service for Vesting      Percentage       Must Be At Least

                      0                                            0%

                      1                                            0%

                      2                                            0%

                      3                                            20%

                      4                                            40%

                      5                                            60%

                      6                                            80%

                      7                                           100%



         (b) ( ) (Optional) Years of Service for Vesting shall include service with the following employer(s):

         (l)------------------
         (2)------------------

         (c) ( ) (Optional) Years of Service for Vesting shall exclude a Participant's service prior to the Effective Date in the case of a new plan, or prior to the Original Effective Date in the case of an amendment and restatement.
         (d) ( ) (Optional) Years of Service for Vesting shall exclude a Participant's service prior to attainment of age 18.


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1.07 PARTICIPANT LOANS

Participant Loans:

(a) (X) will be permitted in accordance with Section 7.09, subject to such other procedures as may be adopted from time to time by the Administrator.
(b) ( ) will not be permitted under the Plan.

1.08 HARDSHIP WITHDRAWALS

Withdrawals for hardship prior to termination of employment:

(a) (X) will be permitted in accordance with Section 7.10, subject to a $500 (may be $0 but not more than $1,000) minimum amount.
(b)      ( ) will not be permitted.

1.09 DISTRIBUTIONS

(a) (X) Subject to Article 8 and (b) below, distributions under the Plan will be paid as a lump sum in cash.

(b) Check ( ) if the Plan was converted (by plan amendment) from another defined contribution plan, and check below whether benefits were payable:

         (1)( ) under a systematic withdrawal plan (installments)
         (2)( ) as a form of single or joint and survivor life annuity

         Note: If (b) is checked, there also may be other distribution options that are "protected benefits" under the Internal Revenue Code. See Sections 11.02 and 8.01 of the Plan. These optional forms of benefit would be protected for existing account balances under such plans.

         (c)( ) A Participant will be entitled to withdraw all or any portion of
         his  Matching   Contributions  Account  and/or  Employer  Contributions
         Account upon attainment of age 55 (optional).

         (d)( ) A Participant will be entitled to withdraw all or any portion of his Account upon attainment of age 59 1/2 (optional).

         (e)( ) A Participant will be entitled to withdraw all or any portion of his Employee Contributions Account and/or Rollover Account at any time (optional).

         (f)(X) Forfeitures. Any portion of a Participant's Account that is forfeited upon termination of employment will be:

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         (1) (X)  applied  to reduce  the  contributions  of the  Employer  next payable under the Plan (or administrative expenses of the Plan) (2) ( ) allocated in accordance with Section 4.06 to the Accounts of all other Participants who are eligible to share in Employer Contributions under
         Section 1.04(c)(3)

         Note: Under Federal Law, distributions to Participants must generally begin in a minimum required amount no later than April 1 following the year in which the Participant attains age 70 1/2. The Plan provides for automatic distribution of such minimum required amounts only to in-service Participants.

1.10 TOP HEAVY STATUS

(a)      (X)The  Plan shall be subject to the  Top-Heavy  Plan  requirements  of
         Article 9 (check one):

         (1) ( ) for each Plan Year.
         (2) (X) for each Plan Year, if any, for which the Plan is Top-Heavy as defined in Section 9.02.

(b) (X) In determining Top-Heavy status, if necessary, for an employer with at least one defined benefit plan, the following assumptions shall apply:

         (1) ( ) Interest rate: ___% per annum

         (2) ( ) Mortality table: _____

         (3) (X) Not Applicable

         (c) (X) In the event that the Plan is treated as Top-Heavy for a Plan Year each non-key Employee shall receive an Employer Contribution (as described in Section 1.04(c)) of at least 3 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in accordance with Section 9.03 (check one):

         (1)      ( ) under this Plan in any event.
         (2)      (X) under this Plan only if the Participant is not entitled to
                  such   contribution   under  another  qualified  plan  of  the
                  Employer.

         Note:  Such  minimum  Employer   contribution  may  be  less  than  the
         percentage indicated in (c) above to the extent provided in Section 9.03(a).

         1.11 TWO OR MORE PLANS - Code Section 415 limitation on annual additions


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If the Employer maintains or ever maintained another qualified plan in which any
Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in
Section  419(e) of the Code, or an  individual  medical  account,  as defined in
Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

(a)(X) If the Employer maintains, or had maintained, any other defined contribution plan or plans which are not Master or Prototype Plans, Annual Additions for any Limitation Year to this Plan will be limited (check one):

         (1) (X) in accordance with Section 5.03 of this Plan.
         (2) ( ) in accordance with another method set forth on an attached separate sheet.

         (3) ( ) Not Applicable

(b) (X) If the Employer maintains, or had maintained, a defined benefit plan or plans, the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may not exceed the limitation specified in Code Section 415(e), modified by section 416(h)(1) of the Code. This combined plan limit will be met as follows:

         (1) (X) Annual Additions to this Plan are limited so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0
         (2) ( ) another method of limiting Annual Additions or reducing projected annual benefits is set forth on an attached schedule
         (3) ( )Not Applicable

1.12 ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS

         (a) The Employer hereby establishes a Trust under the plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14 by its signature below. Under the Plan, Participants' Accounts will be invested in accordance with Participant directions.

         (b) Participants' Accounts may be invested among the Funds (as defined in Section 2.01(a)(16) designated on the properly executed Exhibit A attached hereto, which is incorporated herein and made a part hereof by this reference.

1.13 RELIANCE ON OPINION LETTER

An adopting Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code

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

Section 419A(d)(3), or an individual medical account, as defined in Code Section 415(1)(2)) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to properly fill out the Adoption Agreement may result in disqualification of the Plan.

An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b), and 414(s) of the Code, as amended by the Tax Reform Act of 1986 or later laws (a) are made effective retroactively to the first day of the first plan year beginning after December 31, 1988 (or such other date on which these requirements first became effective with respect to this Plan); or
(b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic Plan Document No. 08. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.14 PROTOTYPE INFORMATION:

Name of Prototype Sponsor:    Fidelity Management & Research Co.

Address of Prototype Sponsor:       82 Devonshire Street
                              Boston, MA 02109

Questions regarding this prototype document may be directed to the following telephone number: 1-(800) 684-5254.



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IN WITNESS  WHEREOF,  the  Employer  has caused this  Adoption  Agreement  to be executed this --- day of --------------, 1996.


EMPLOYER--------------------
(Print Name)

By--------------------------
(Signature)

----------------------------
(Print Name)

Title-----------------------
(Print Title)



TRUSTEE
(Print Name)----------------

By--------------------------
(Signature)

-----------------------------------------
(Print Name if Different from First Line)

Title------------------------------------ Date:--------------------
(Print Title if Applicable)


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                        THE INSTITUTIONAL PROTOTYPE PLAN

                         STANDARDIZED ADOPTION AGREEMENT

                             EXHIBIT A TO ARTICLE 1

1.12(b)  Funds Made Available for Investment (Section 1.12(b))

Participants' Accounts may be invested in the following Funds (as defined in Section 2.01(a)(16)):

(1) Daily Money Fund: Money Market Portfolio

(2) Fidelity Advisor Intermediate Term Bond Fund

(3) Fidelity Advisor Strategic Income Fund

(4) Fidelity Advisor Equity Income Fund

(5) Fidelity Advisor Growth Opportunities Fund

(6) Fidelity Advisor Overseas Fund

Note: 100% of the funds selected must be Fidelity Funds, except to the extent that Fidelity or its authorized affiliate specifically agrees in writing to a lesser percentage.

Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Participants will be furnished with information regarding expenses, if any, for changes in investments.



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

IN WITNESS WHEREOF, the Employer has caused this Exhibit A to the Adoption Agreement to be executed this ____ day of ________, 1996.


EMPLOYER--------------------
(Print Name)

By--------------------------
(Signature)

----------------------------
(Print Name)

Title-----------------------
(Print Title)



TRUSTEE
(Print Name)----------------

By--------------------------
(Signature)

-----------------------------------------
(Print Name if Different from First Line)

Title------------------------------------ Date:--------------------
(Print Title if Applicable)


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